Exhibit 23.1


                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the company's previously filed Registration Statement File Nos. 33-90860, 333-65647 and 333-75255.

                                           /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
   March 28, 2000